FIRST AMENDMENT TO THE

FRANKLIN ELECTRIC CO., INC.

NONEMPLOYEE DIRECTORS’ DEFERRED COMPENSATION PLAN

WHEREAS, Franklin Electric Co., Inc. (the “Company”) maintains the Franklin Electric Co., Inc. Nonemployee Directors’ Deferred Compensation Plan (the “Plan”) for its nonemployee directors; and

WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so.

NOW THEREFORE BE IT RESOLVED, that the Plan is hereby amended, effective as of February 19, 2010, by revising Section 2.1 of the Plan to read as follows:

2.1           Number of Shares.  Subject to adjustment as provided in Section 2.2 herein, the total number of shares of common stock of the Company (“Common Stock”) available for issuance under the Plan shall be 100,000 shares.  Such shares of Common Stock may be either authorized but unissued, reacquired or a combination thereof.

IN WITNESS WHEREOF, this First Amendment has been duly executed as of this 19th day of February, 2010.

FRANKLIN ELECTRIC CO., INC.

By:
John J. Haines
Vice President, Chief Financial Officer and
    Secretary

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